SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Floating-Rate 2022 Target Term Trust Eaton Vance Municipal Income 2028 Term Trust (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

PRIORITY NOTICE – PLEASE READ AND RESPOND

TO SHAREHOLDERS OF EATON VANCE FLOATING-RATE 2022 TARGET TERM TRUST:

As you may be aware, Eaton Vance has entered into a definitive agreement to be acquired by Morgan Stanley. In connection with the proposed acquisition, Fund shareholders are being asked to approve a new investment advisory agreement and, where applicable, a new investment sub-advisory agreement for each Fund. We recently sent you detailed proxy information regarding the upcoming adjourned joint special meeting of shareholders.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded and we need your help. YOUR VOTE IS PARAMOUNT TO THE OUTCOME. Please vote today!

TO VOTE YOUR SHARES, PLEASE USE ONE OF THESE CONVENIENT METHODS:

  CALL US at 857-353-9223. Please have the enclosed proxy card(s) available when you call.

  EMAIL US at EatonVanceFunds@proxyonline.com. Send us an email note indicating your vote as FOR, AGAINST OR ABSTAIN. Your email must include the below reference number and your full name, exactly as it appears on your account.
  TAKE A PICTURE! Sign and date the enclosed proxy card(s). Using your smartphone, take a picture of the signature side of proxy card(s) and email it to us at EatonVanceFunds@proxyonline.com. Be sure your photo captures the ID number in the lower left corner of the proxy card(s). It’s that easy!

YOUR REFERENCE NUMBER IS: 123456789

As soon as your vote is recorded, you will stop receiving any phone calls or mailings requesting you to vote.

The details of the adjourned joint special meeting are described in the proxy statement previously sent to you, which can be found at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. If you have any questions or want a copy of your Fund’s proxy statement, please call (800) 622-1569.

Your time and consideration is greatly appreciated.

Sincerely,

Thomas E. Faust Jr.

President and Chief Executive Officer, Eaton Vance Management

Trustee, Eaton Vance Closed-End Funds

PRIORITY NOTICE – PLEASE READ AND RESPOND

TO SHAREHOLDERS OF EATON VANCE FLOATING-RATE 2022 TARGET TERM TRUST:

As you may be aware, Eaton Vance has entered into a definitive agreement to be acquired by Morgan Stanley. In connection with the proposed acquisition, Fund shareholders are being asked to approve a new investment advisory agreement and, where applicable, a new investment sub-advisory agreement for each Fund. We recently sent you detailed proxy information regarding the upcoming adjourned joint special meeting of shareholders.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded and we need your help. YOUR VOTE IS PARAMOUNT TO THE OUTCOME. Please vote today!

TO VOTE YOUR SHARES, PLEASE USE ONE OF THESE CONVENIENT METHODS:

  CALL US at (800) 622-1569 Ext. 12. Please have the enclosed proxy card(s) available when you call.

  EMAIL US at EatonVanceFunds@proxyonline.com. Send us an email note indicating your vote as FOR, AGAINST OR ABSTAIN. Your email must include the control number located on your proxy card(s) and your full name, exactly as it appears on your account.
  TAKE A PICTURE! Sign and date the enclosed proxy card(s). Using your smartphone, take a picture of the signature side of proxy card(s) and email it to us at EatonVanceFunds@proxyonline.com. Be sure your photo captures the control number next to your signature in the lower left corner of the proxy card(s). It’s that easy!

As soon as your vote is recorded, you will stop receiving any mailings requesting you to vote.

The details of the adjourned joint special meeting are described in the proxy statement previously sent to you, which can be found at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. If you have any questions or want a copy of your Fund’s proxy statement, please call (800) 622-1569 Ext. 12.

Your time and consideration is greatly appreciated.

Sincerely,

Thomas E. Faust Jr.

President and Chief Executive Officer, Eaton Vance Management

Trustee, Eaton Vance Closed-End Funds

PRIORITY NOTICE – PLEASE READ AND RESPOND

TO SHAREHOLDERS OF EATON VANCE MUNICIPAL INCOME 2028 TERM TRUST:

As you may be aware, Eaton Vance has entered into a definitive agreement to be acquired by Morgan Stanley. In connection with the proposed acquisition, Fund shareholders are being asked to approve a new investment advisory agreement and, where applicable, a new investment sub-advisory agreement for each Fund. We recently sent you detailed proxy information regarding the upcoming adjourned joint special meeting of shareholders.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded and we need your help. YOUR VOTE IS PARAMOUNT TO THE OUTCOME. Please vote today!

TO VOTE YOUR SHARES, PLEASE USE ONE OF THESE CONVENIENT METHODS:

  CALL US at 857-353-9223. Please have the enclosed proxy card(s) available when you call.

  EMAIL US at EatonVanceFunds@proxyonline.com. Send us an email note indicating your vote as FOR, AGAINST OR ABSTAIN. Your email must include the below reference number and your full name, exactly as it appears on your account.
  TAKE A PICTURE! Sign and date the enclosed proxy card(s). Using your smartphone, take a picture of the signature side of proxy card(s) and email it to us at EatonVanceFunds@proxyonline.com. Be sure your photo captures the ID number in the lower left corner of the proxy card(s). It’s that easy!

YOUR REFERENCE NUMBER IS: 123456789

As soon as your vote is recorded, you will stop receiving any phone calls or mailings requesting you to vote.

The details of the adjourned joint special meeting are described in the proxy statement previously sent to you, which can be found at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. If you have any questions or want a copy of your Fund’s proxy statement, please call (800) 622-1569.

Your time and consideration is greatly appreciated.

Sincerely,

Thomas E. Faust Jr.

President and Chief Executive Officer, Eaton Vance Management

Trustee, Eaton Vance Closed-End Funds

PRIORITY NOTICE – PLEASE READ AND RESPOND

TO SHAREHOLDERS OF EATON VANCE MUNICIPAL INCOME 2028 TERM TRUST:

As you may be aware, Eaton Vance has entered into a definitive agreement to be acquired by Morgan Stanley. In connection with the proposed acquisition, Fund shareholders are being asked to approve a new investment advisory agreement and, where applicable, a new investment sub-advisory agreement for each Fund. We recently sent you detailed proxy information regarding the upcoming adjourned joint special meeting of shareholders.

WHAT DO WE NEED FROM YOU?

As of today, your vote has not been recorded and we need your help. YOUR VOTE IS PARAMOUNT TO THE OUTCOME. Please vote today!

TO VOTE YOUR SHARES, PLEASE USE ONE OF THESE CONVENIENT METHODS:

  CALL US at (800) 622-1569 Ext. 12. Please have the enclosed proxy card(s) available when you call.

  EMAIL US at EatonVanceFunds@proxyonline.com. Send us an email note indicating your vote as FOR, AGAINST OR ABSTAIN. Your email must include the control number located on your proxy card(s) and your full name, exactly as it appears on your account.
  TAKE A PICTURE! Sign and date the enclosed proxy card(s). Using your smartphone, take a picture of the signature side of proxy card(s) and email it to us at EatonVanceFunds@proxyonline.com. Be sure your photo captures the control number next to your signature in the lower left corner of the proxy card(s). It’s that easy!

As soon as your vote is recorded, you will stop receiving any mailings requesting you to vote.

The details of the adjourned joint special meeting are described in the proxy statement previously sent to you, which can be found at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. If you have any questions or want a copy of your Fund’s proxy statement, please call (800) 622-1569.

Your time and consideration is greatly appreciated.

Sincerely,

Thomas E. Faust Jr.

President and Chief Executive Officer, Eaton Vance Management

Trustee, Eaton Vance Closed-End Funds